Exhibit 99.1

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Contact: Liz Sharp, VP, Investor Relations
lsharp@aob.com
(573) 303-4620
American Outdoor Brands Board of Directors
Approves $10 Million Share Repurchase Program

COLUMBIA, Mo., October 2, 2025 – American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT), an innovation company that provides product solutions for outdoor enthusiasts, today announced that its Board of Directors has approved the repurchase of up to $10 million of the Company’s outstanding common stock (“shares”) commencing on October 1, 2025, and ending on September 30, 2026.

The program follows the Company’s prior share repurchase program, which authorized the Company to repurchase up to $10.0 million of its common stock, was initiated in 2024 and, as of September 30, 2025, resulted in 581,968 shares, repurchased at an average price of $10.30 per share, or roughly $6.0 million in the aggregate.
President and Chief Executive Officer, Brian Murphy, said, “Today’s announcement underscores our board’s confidence in the strength of our business and our ongoing focus on creating long-term value for stockholders. With our solid, debt-free balance sheet, we remain committed to disciplined capital deployment—investing to drive growth both organically and through selective, accretive acquisitions—while also maintaining our dedication to returning capital to our stockholders.”

The shares may be repurchased from time to time on the open market, in block trades, or in privately negotiated transactions. The amount and timing of any shares repurchased under the program will be determined at the discretion of management and will depend on a number of factors, including the market price of the Company’s stock, trading volume, general market and economic conditions, the Company’s capital position, legal requirements, and other factors. The repurchase program does not obligate the Company to acquire any particular number of shares, and the repurchase program may be discontinued at any time at the Company’s discretion.

Statement Regarding Forward-Looking Information
The statements contained in this release that are not historical are forward-looking statements within the meaning of the U.S. federal securities laws and we intend that such forward-looking statements be subject to the safe harbor created thereby. Statements that are not historical facts, including statements about anticipated financial outcomes, and share repurchases, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. These statements relate to future events and our future results and involve a number of risks and uncertainties. Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. Specific forward-looking statements in this press release include our belief that, with our solid, debt-free balance sheet, we remain committed to disciplined capital deployment—investing to drive growth both organically and through selective, accretive acquisitions—while also maintaining our dedication to returning capital to our stockholders; and the belief of our board in the strength of our business. Forward-looking statements are based on our beliefs as well as assumptions made by, and information currently available to us. The risks and uncertainties to which forward-looking statements are subject include, without limitation, changes in price and volume and the volatility of our common stock, unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company, changes in general economic, business and political conditions, and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Except as required by applicable law or regulation, we disclaim any obligation and do not intend to publicly update or review any of our forward-looking statements, whether as a result of new information, future events or otherwise.
About American Outdoor Brands, Inc.
American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) is an innovation company that provides product solutions for outdoor enthusiasts, including hunting, fishing, camping, shooting, meat processing, outdoor cooking, personal security, and personal defense products. The Company produces innovative, high-quality products under brands including BOG®; BUBBA®; Caldwell®; Crimson Trace®; Frankford Arsenal®; Grilla®; Hooyman®; Imperial®; LaserLyte®; Lockdown®; MEAT! Your Maker®; Old Timer®; Schrade®; Tipton®; Uncle Henry®; ust®; and Wheeler®. For more information about all the brands and products from American Outdoor Brands, Inc., visit www.aob.com.